Certain Balance Sheet Components (Text Block)	12 Months Ended
Dec. 31, 2011
Balance Sheet Related Disclosures [Abstract]
Certain Balance Sheet Components [Text Block]
Certain Balance Sheet Components

Accounts receivable, net	December 31, 2011	December 31, 2010
	(in thousands)
Trade receivables (net of allowance of $6,049 and $9,045)	$328,845	$328,811
Unbilled receivables	42,796	42,851
Total accounts receivable, net	$371,641	$371,662

At December 31, 2011 and December 31, 2010, $2.5 million and $12.5 million were recorded within trade receivables as billed but not yet paid by customers in accordance with contract retainage provisions. At December 31, 2011 and December 31, 2010, contract retainage amounts that were unbilled and classified as unbilled receivables were $7.4 million and $2.1 million. These contract retainage amounts within trade receivables and unbilled receivables are expected to be collected within the following 12 months.

At December 31, 2011 and December 31, 2010, long-term unbilled receivables and long-term retainage contract receivables totaled $31.5 million and $5.9 million. The net increase in long-term other assets from December 31, 2010 to December 31, 2011 includes $15.3 million of retainage contract receivables and $10.9 million of unbilled receivables, which were reclassified to long-term as of December 31, 2011 due to delays in reaching certain contract milestones required for payment. These long-term unbilled receivables and retainage contract receivables are classified within other long-term assets as collection is not anticipated within the following 12 months. However, collection is expected within the following 15 months.

Allowance for doubtful account activity	Year Ended December 31,
	2011	2010
	(in thousands)
Beginning balance	$9,045	$6,339
Provision (release) of doubtful accounts, net	(71)	3,357
Accounts written-off	(2,599)	(456)
Effects of change in exchange rates	(326)	(195)
Ending balance	$6,049	$9,045

Inventories	December 31, 2011	December 31, 2010
	(in thousands)
Materials	$112,470	$106,021
Work in process	16,306	18,389
Finished goods	67,061	83,747
Total inventories	$195,837	$208,157

Our inventory levels may vary period to period as a result of our factory scheduling and the timing of contract fulfillments, which may include the buildup of finished goods for shipment.

Consigned inventory is held at third-party locations; however, we retain title to the inventory until purchased by the third-party. Consigned inventory, consisting of raw materials and finished goods, was $7.4 million and $17.6 million at December 31, 2011 and December 31, 2010, respectively.

Property, plant, and equipment, net	December 31, 2011	December 31, 2010
	(in thousands)
Machinery and equipment	$269,611	$265,113
Computers and purchased software	74,885	63,077
Buildings, furniture, and improvements	140,064	146,661
Land	26,126	35,968
Construction in progress, including purchased equipment	20,687	20,531
Total cost	531,373	531,350
Accumulated depreciation	(268,703)	(232,108)
Property, plant, and equipment, net	$262,670	$299,242

Depreciation expense and capitalized interest	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Depreciation expense	$66,072	$62,154	$57,164
Capitalized interest	—	—	293